GOODWILL	12 Months Ended
Dec. 31, 2021
Intangible assets and goodwill [abstract]
GOODWILL	GOODWILL
Goodwill of $832 million at December 31, 2021 (December 31, 2020 - $1,080 million) was primarily attributable to short-break destinations across the United Kingdom and Ireland owned by Center Parcs UK of $815 million (December 31, 2020 - $824 million). The partnership performs a goodwill impairment test annually by assessing if the carrying value of the cash-generating unit, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs to sell or the value in use.

The partnership tested the goodwill attributed to Center Parcs UK for impairment and trademark assets as of December 31, 2021 as a result of intermittent closures and occupancy restrictions in place due to the shutdown. The current year analysis uses a 10-year cash flow projection with a 3% long-term growth rate used to extrapolate cash flows after the third year, a discount rate derived from a market-based-weighted-average cost of capital, and a terminal capitalization rate derived from a market-based EBITDA multiple. Based on the impairment test, no impairment was recorded as the recoverable amount of the cash-generating unit of $5,623 million (2020 - $4,701 million) exceeded the carrying value of the cash-generating unit of $4,391 million (2020 - $4,402 million). The recoverable amount was determined based on a value-in-use approach based on a terminal capitalization rate of 6.6% (2020 - 7.8%) and a discount rate of 9.3% (2020 - 9.5%). A discount rate of 12.7% (2020 - 10.4%), a long-term growth rate of (2.7)% (2020 - 1.7%), or a terminal capitalization rate of 9.36% (2020 - 8.7%) used in the impairment analysis would eliminate the headroom between the recoverable amount and carrying value of the cash-generating unit.